Prospectus December 10, 2012

(as supplemented December 13, 2012)

Hedge Strategies ProShares

MRGR	ProShares Merger ETF

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section

4	ProShares Merger ETF

8	Investment Objective, Principal Investment Strategies and Related Risks

15	Management of ProShares Trust

16	Determination of NAV

16	Distributions

17	Dividend Reinvestment Services

17	Taxes

3

Summary Section

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Investment Objective

ProShares Merger ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses*	1.36%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.11%
Fee Waiver/Reimbursement**	-1.36%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.75% through September 30, 2014. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$77	$530

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. The Fund’s portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher. Although the Fund has not yet commenced operations as of the date of this Prospectus and no portfolio turnover information is provided for this Fund, the Fund expects its portfolio turnover rate to exceed 100%.

Principal Investment Strategies

The Fund is designed to track the performance of the Index and provide exposure to a global merger arbitrage strategy. While there are no assurances of doing so, by attempting to track the Index, the Fund seeks to produce consistent, positive returns in virtually all market environments. A global merger arbitrage strategy seeks to capture the spread between the price at which the stock of a company (each such company, a “Target”) trades after a proposed acquisition of such Target is announced and the value (cash plus stock) that the acquiring company (the “Acquirer”) has proposed to pay for the stock of the Target (a “Spread”). Such a Spread typically exists due to the uncertainty that the announced merger, acquisition or other corporate reorganization (each, a “Deal”) will close, and if it closes, that such Deal will be at the initially proposed economic terms. For Deals that close, the price of the Target after the Deal is announced is expected to approach the proposed acquisition price by the closing date of the Deal, resulting in a gain to strategies such as the Index’s, which attempt to capture this Spread. The size of the Spread will depend on several factors, including the perceived risk of the Deal closing and the length of time expected until the Deal is completed. For Deals that are not consummated, the price of the Target commonly falls back to pre-announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture.

To obtain exposure to the Index, the Fund takes long positions in shares of the Target. The Fund also takes short positions in shares of the Acquirer when the Deal involves an exchange of the Acquirer’s stock. The short positions are intended to reduce the effect that declines in the value of the Acquirer’s stock could have on the Spread.

The Index, created by Standard & Poor’s®, provides exposure to up to 40 publicly announced Deals within developed market countries through a combination of long and, in certain cases, short security positions. When Deals enter the Index, the weight in long positions of Targets is initiated at three percent (3%) and the initial weight in short positions of Acquirers ranges between zero and three percent (0% and 3%), depending on terms of the Deal. The sum of initial net exposure for the Fund (i.e., the difference between: (a) the Fund’s total long exposure; and (b) the Fund’s total short exposure) is limited to between zero and one hundred percent (0% and 100%), with both the long and short positions having a maximum initial exposure each of 120%. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%. Certain Deals are screened out based on liquidity, size, and Spread between the Deal price and the Target’s stock price. Additions and deletions occur on a rolling basis. Returns are expected to be uncorrelated to equity markets over time.

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The Index is denominated in local currencies, and the Fund will generally seek to hedge against the impact of currency movements.

For a further description of the Index, please see “Description of the S&P Merger Arbitrage Index” in the Fund’s full Prospectus.

The Fund invests in a combination of equity securities and derivatives that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). The Fund will generally not short any stocks directly but will generally obtain short exposure through derivaties. The types of securities and derivatives that the Fund will principally invest in are set forth below. Cash balances arising from the use of derivatives will typically be held in money market instruments.

•	Equity Securities — The Fund invests in common stock issued by U.S. and foreign public companies.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, exchange rate, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the securities of the Index, as well as for effecting currency hedging transactions. These derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡

Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

¡	Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities or financial instruments not contained in the Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — The Fund uses investment techniques and derivatives that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment

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objective. The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective. The Fund’s foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk.

•

Risks Related to Foreign Currencies and the Fund’s Currency Hedging Strategy — The Index is denominated in local currencies and does not reflect the impact of currency movements that can effect U.S. investors (such as the Fund) in such securities. The Fund will generally attempt to match the Index by hedging against exposure to foreign currencies. These hedges will in many cases not fully eliminate the exposure to a particular currency. In addition, interest rate differentials and additional transaction costs can diminish the effectiveness of a particular hedging position. All of these factors may cause additional correlation risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies even if the Fund attempts to hedge against its currency exposure; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities.

•	Risks Related to the Merger Arbitrage Strategy — The Fund is subject to the risks associated with the transactions targeted by the Index generally to the same extent as its underlying

Index is so exposed. There is no assurance that any of the Deals reflected in the Index will be successfully completed. In particular, in certain market conditions, it is possible that most or all of the Deals could fail. If any Deal reflected in the Index is not consummated, the Spread between the price offered for the Target and the price at which the shares of the Target trade is expected to widen. In such cases the price of the Target commonly falls back to pre-Deal announcement levels, typically resulting in significant losses well in excess of the post-announcement Spread the strategy attempts to capture. This could adversely affect the performance of the Index and the performance of the Fund. Deals may be terminated, renegotiated, or subject to a longer time frame than initially contemplated due to business, regulatory, or other concerns. Any of these events may negatively impact the performance of the Fund. The Index may also delete transactions under certain circumstances, thus precluding any potential future gains. Also, foreign companies involved in pending mergers or acquisitions may present risks distinct from comparable transactions completed solely within the U.S.

•

Long/Short Risk — The Fund seeks long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

•

Short Sale Exposure Risk — The Fund may seek inverse exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, the cost of shorting securities, which is not reflected in the Index, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may adversely impact the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. The Fund may not have exposure to all short components of the Index or may have short exposure to securities not included in the Index.

•

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

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•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Price Variance Risk — Fund shares are listed for trading on the BATS Exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for shares. ProShare Advisors cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the NAV of shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by investors creating and redeeming directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProShare Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute when the Index is comprised of a small number of securities.

•

Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

•

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Investment Results

After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis. Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors.

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Portfolio Manager, has managed the Fund since December 2012.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

8

Investment Objective, Principal Investment Strategies and Related Risks

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Investment Objective, Principal Investment Strategies and Related Risks

This section contains additional detail regarding ProShares Merger ETF (the “Fund”), including the Fund’s investment objective, principal investment strategies and related risks.

Investment Objective

The Fund seeks investment results, before fees and expenses, that track the S&P Merger Arbitrage Index (the “Index”).

The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. The Fund reserves the right to substitute a different index or security for the Index.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund employs investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of the Index.

The investment techniques utilized to simulate the movement of the Index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics to, the Index. For example, the Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to the Index. In addition, the Fund may overweight or underweight certain components contained in the Index, or invest in investments not included in the Index but that are designed to provide the requisite exposure to the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested in a combination of derivatives, equity securities and/or money market instruments that ProShare Advisors believes should have similar return characteristics to the Index without regard to market conditions, trends or direction. The Fund does not take temporary defensive positions.

The Fund will, under normal circumstances, invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index). Cash balances arising from the use of derivatives will typically be held in money market instruments. A portion of these money market instruments may be posted as collateral in connection with the use of derivatives. The following principal investment strategies are applicable to the Fund:

•	Equity Securities — The Fund invests in common stock issued by U.S. and foreign public companies.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset, exchange rate, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in or making short sales of the securities of the Index, as well as for effecting currency hedging transactions. These derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

¡

Forward Contracts — Two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

•	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

¡	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

¡

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

Principal Risks

In addition to the risks noted in the Summary Section, many other factors may also affect the value of an investment in the Fund. The Fund’s NAV will change daily based on the performance of the Index, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on the Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

Like all investments, investing in the Fund entails risks. The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the

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Fund are noted in the Summary Section and additional information regarding certain of these risks, as well as information related to other potential risks to which the Fund may be subjected, is provided below. The Statement of Additional Information (“SAI”) contains additional information about the Fund’s investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.

•

Risk Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives (including investing in swap agreements and forward contracts), that may be considered aggressive. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative. The use of derivatives and aggressive investment techniques also exposes the Fund to risk different from, or possibly greater than, the risks associated with investing directly in securities underlying its benchmark, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates, and currency markets will move adversely and the Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular financial instrument when desired.

Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

•

Correlation Risk — There can be no guarantee that the Fund will achieve a high degree of correlation with the Index. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with the Index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying the Index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective. The Fund’s foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk.

•

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality. These are usually only major, global financial institutions. The Fund seeks to mitigate risks by generally requiring that the counterparties for the Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient, or there are delays in accessing the collateral, the Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

•

Exposure to Foreign Investments Risk — The Fund may invest in securities of foreign issuers or other investments that provide the Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent the Fund from achieving its goals. These factors include the effects of: (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies even if the Fund attempts to hedge against its currency exposure; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of,

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or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment-related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; (viii) changes in the denomination currency of a foreign investment; and (ix) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country.

In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times.

The Fund’s performance also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are generally not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent the Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objective. The Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of: (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; (iv) issues related to multi-national currency arrangements; and (v) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent the Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objective may be especially subject to factors and developments related to such country or region.

•

Market Price Variance Risk — Individual shares of the Fund will be listed for trading on the BATS Exchange and can be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for the Fund’s shares. ProShare Advisors cannot predict whether the Fund’s shares will trade above, below or at its NAV. Differences between secondary market prices and NAV for shares may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or instruments held by the Fund at a particular time. Given the fact that the Fund’s shares can be created and redeemed in Creation Units, ProShare Advisors believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying the Fund’s shares on the secondary market, and you may receive less than NAV when you sell the Fund’s shares. The market price of the Fund’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that the Fund’s shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of the Fund’s shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling the Fund’s shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Trading Risks — Although shares of the Fund are listed for trading on the BATS Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the BATS Exchange, there can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Short selling of shares is also limited pursuant to SEC rules if the trading price of shares varies by more than 10% from the previous day’s closing price on the exchange. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Fund’s shares will trade with any volume, or at all, on any stock exchange.

Precautionary Notes

A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding shares of

12	:: Investment Objective, Principal Investment Strategies and Related Risks	ProShares.com

the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for furnishing certain cost basis information and ensuring that you receive shareholder reports and other communications from the Fund. Typically, you will receive other services only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of the Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies — For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof.

The Trust and the Fund have obtained an exemptive order from the SEC allowing a registered investment company to invest in the Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can postpone payment of redemption proceeds for any period during which (1) the New York Stock Exchange (the “NYSE”), The NASDAQ Stock Market or the BATS Exchange is closed other than customary weekend and holiday closings, (2) trading on the NYSE, The NASDAQ Stock Market or the BATS Exchange is restricted, (3) any emergency circumstances exist, as determined by the SEC, and (4) the SEC by order permits for the protection of shareholders of the Fund, as further described in the SAI.

A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act’) was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Although the original one-year period prescribed for rulemaking and regulations has been extended by both the SEC and CFTC, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, it is expected that swap dealers, major market participants and swap counterparties, including the Fund, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

ProShares.com	Investment Objective, Principal Investment Strategies and Related Risks ::	13

Description of the S&P Merger Arbitrage Index

The Fund will enter into a licensing agreement with Standard & Poor’s® for the use of the S&P Merger Arbitrage Index. The Index uses a quantitative methodology to track a dynamic basket of securities trading in global developed markets, including the U.S., generally representing long positions in certain securities of a target company (the “Target”), and in certain cases, short positions in securities of an acquiring company (the “Acquirer”) in order to provide exposure to the merger arbitrage strategy. The Index is comprised of cash-only, stock-only and “combination” mergers, acquisitions or other corporate reorganizations (i.e., those transactions that involve both cash and stock components) (together, such mergers, acquisitions and reorganizations, the “Deals”). For cash-only Deals, only a long position in the Target is taken. For stock-only and combination Deals, long positions are taken in the Target with an accompanying short position in the Acquirer based on the ratio of shares to be exchanged as part of the Deal. The Index does not include all possible Deals or any funds focused on merger and acquisition transactions. Types of Deals eligible for inclusion are mergers, acquisitions, private equity and leveraged buyout transactions, while minority interests and unit divestitures are excluded. Additions to the Index will be screened using several factors, including: (i) domicile of the company (i.e., the Target and Acquirer must be domiciled in: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and/or the United States); (ii) Deal size (i.e., the total value of stock and/or cash used to acquire the Target must be $500 million or more; debt is not included); (iii) liquidity of the company (i.e., the Target or the Acquirer must have a three-month average daily trading value of $2 million or more); (iv) Spread (i.e., the spread as of the time of the announcement must generally be two percent (2%) or more of the Target’s stock price); and (v) currency spreads (i.e., for Deals containing net foreign currency exposure, the Index will exclude Deals in which the interest rate differential (the annualized forward discount or premium using the spot rate and one-month forward rate between the U.S. dollar and the other currency) exceeds certain thresholds). Deletions to the Index are based on several factors, including: (i) withdrawal of the Deal (i.e., the Deal is officially withdrawn, unless a Target is a target of two or more potential acquirers and at least one offer is still active); (ii) completion of the Deal; (iii) replacement of the Deal (as described below); and (iv) maximum inclusion time (i.e., a Target and Acquirer may be included in the Index for a maximum of one year).

Index additions and deletions are identified after 3:00 p.m. each trading day by S&P Dow Jones Indices LLC per eligibility criteria. Additions are made on the second business day following the announcement of a new Deal. A maximum of 40 Deals may be included, each with an initial three percent (3%) Index weight allocated to a long position in the Target. Short positions in the Acquirer are established in stock or partial stock Deals at the applicable ratio (e.g., if a Deal involves 100% stock, the amount allocated to a short position in the Acquirer would be 3%, or 100% of the initial 3% Index weight; however if a Deal involves 50% cash and 50% stock, the amount allocated to a short position in the Acquirer would be 1.5%, or 50% of the initial 3% Index weight). In no case shall any short position be greater than three percent (3%) when established. The Index may have initial long gross exposure of up to 120% so long as there is sufficient short exposure to ensure that the net position of the Index does not exceed 100% (i.e., is unlevered) each time a Deal is added. For example, if initially there are 40 eligible Deals, the Index will allocate three percent (3%) of its weight to a long position in each Target, provided there is at least 20% short gross exposure to Acquirers. If initially there is no short gross exposure to any Acquirer (i.e., each of the Deals is a cash-only Deal), then the maximum number of eligible Deals would be 33, as the Index will allocate three percent (3%) of its weight to each Target for maximum long exposure of 99% with the remaining amounts allocated to Treasury bills. The Index may initially have short gross exposure to Acquirers of up to 120% (i.e., each of the 40 Deals is a stock-for-stock Deal). Under such a scenario, the Index will allocate three percent (3%) of its weight to short positions in Acquirers. The Index will also allocate a corresponding three percent (3%) of its weight to long positions in each of the Targets. These initial minimum and maximum long and short gross exposures could increase or decrease due to fluctuations in the values of the Target and Acquirer stocks. If the Index has less than 40 Deals and a new Deal is added, that investment is made from cash reserves. If the Index reaches the maximum number of Deals (40) and a new Deal is eligible for addition, the current worst performing Deal is deleted from the Index and replaced by the new Deal. When a Deletion occurs without an accompanying new Deal, the assets from the deleted Deal will be held in cash reserves. Deletions will occur at the close of U.S. market trading with two days notice.

Information About the Index Licensor

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates. The “S&P Merger Arbitrage Index” is a product of S&P Dow Jones Indices LLC and its affiliates. It has been licensed for use by ProShares. ProShares have not been passed on by S&P Dow Jones Indices LLC and its affiliates as to their legality or suitability. ProShares based on the S&P Merger Arbitrage Index are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of ProShares Merger ETF or any member of the public regarding the advisability of investing in securities generally or in ProShares Merger ETF particularly or the ability of the S&P Merger Arbitrage Index to track general market performance. S&P Dow Jones Indices’ only relationship to ProShares with respect to the S&P Merger Arbitrage Index is the licensing of the index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The S&P Merger Arbitrage Index is determined, composed and

14	:: Investment Objective, Principal Investment Strategies and Related Risks	ProShares.com

calculated by S&P Dow Jones Indices without regard to ProShares or ProShares Merger ETF. S&P Dow Jones Indices has no obligation to take the needs of ProShares or the owners of ProShares Merger ETF into consideration in determining, composing or calculating the S&P Merger Arbitrage Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of ProShares Merger ETF or the timing of the issuance or sale of ProShares Merger ETF in the determination or calculation of the equation by which ProShares Merger ETF is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of ProShares Merger ETF. There is no assurance that investment products based on the S&P Merger Arbitrage Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P MERGER ARBITRAGE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR

ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES, OWNERS OF PROSHARES MERGER ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MERGER ARBITRAGE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. The top ten holdings of the Fund are posted on a daily basis to the Trust’s website at ProShares.com.

15

Management of ProShares Trust

16	:: Management of ProShares Trust	ProShares.com

Board of Trustees and Officers

The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund. For its investment advisory services, ProShares Merger ETF pays ProShare Advisors a fee at an annualized rate based on its average daily net assets as follows: 0.75% of the first $6.0 billion of average daily net assets of the Fund, 0.70% of the next $4.0 billion of average daily net assets of the Fund, and 0.65% of average daily net assets of the Fund in excess of $100 billion. A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund will be included in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred. To the extent the Fund invests in exchange-traded funds (ETFs) sponsored by ProShare Advisors and /or common units of beneficial interest of one or more separate series of a trust sponsored by an affiliate of ProShare Advisors, ProShare Advisors has agreed to waive its investment advisory fees in an amount equal to the investment advisory fees and management services fees applicable to Fund assets invested in such ETFs and/or trust securities.

Portfolio Management

The following individual has responsibility for the day-to-day management of the Fund, as set forth in the summary section.

Ryan Dofflemeyer, ProShare Advisors — Portfolio Manager since December 2009 and Associate Portfolio Manager from May 2008 through November 2009. ProFund Advisors — Associate Portfolio Manager from May 2005 through April 2008.

Determination of NAV

The net asset value (“NAV”) per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of Fund shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by J.P. Morgan Investor Services Co.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.

The NAV is generally determined each business day at the close of regular trading of the NYSE (ordinarily 4:00 p.m. Eastern Time). The Fund may contain portfolio investments that are primarily listed on foreign markets. On days when one or more foreign markets on which securities contained in an index trade are closed, the Fund will only accept in-kind creation or redemption orders from Authorized Participants. On days when a significant number of foreign markets on which securities contained in an index trade are closed, however, the Fund will not be open for business and will not determine NAV, including on: Christmas Eve (December 24); Boxing Day (December 26); New Year’s Eve (December 31); Easter Monday (April 1); and May Day (May 1). For an up-to-date list of such days, please see www.ProShares.com.

To the extent the Fund’s portfolio investments trade in foreign markets on days when the Fund is not open for business or when the primary exchange for the shares is not open, the value of the Fund’s assets may vary, shareholders may not be able to purchase or sell Fund shares and Authorized Participants may not be able to create or redeem Creation Units. Also, certain portfolio investments may not be traded on days the Fund is open for business.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

Distributions

As a shareholder, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s direct security holdings and derivative instruments. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute to its shareholders at least annually virtually all of its net income, if any, as well as net realized capital gains. Subject to Board approval, some or all of any net realized capital gains distribution may be declared payable in either additional shares of the Fund or in cash.

If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of the Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

ProShares.com	Management of ProShares Trust ::	17

Dividend Reinvestment Services

As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains to be payable in additional Fund shares or cash. Even if the Fund does not declare a distribution to be payable in Fund shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of the Fund’s shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on the BATS Exchange at prevailing market prices, the risks of frequent trading are limited.

Taxes

The following is certain general information about taxation of the Fund and its shareholders:

•

The Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•

If the Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders.

•

Investments by the Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the income distributed to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid Fund-level tax.

•	Investments by the Fund in debt obligations issued or purchased at a discount and certain derivative investments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and could affect the amount, timing or character of the income distributed to shareholders by the Fund.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

•

Distributions declared in October, November or December of one year — if paid to you by the end of January of the following year — are taxable for federal income tax purposes as if received in the calendar year in which the distributions were declared.

•

Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Currently, ordinary dividends you receive that are reported as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. The special tax treatment of qualified dividend income will apply only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

•	Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you have owned your Fund shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

•

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

•

A sale or exchange of the Fund’s shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of shares, may be subject to state and local income taxes.

•

If you are not a citizen or a permanent resident of the United States, or if you are a foreign entity, any dividends and short-term capital gains that you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate or a statutory exemption applies.

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•

Dividends and interest received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by foreign countries, which would reduce returns from an investment in the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

•

By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have under-reported dividend or interest income or have failed to certify that you are not subject to such withholding. The backup withholding rate is currently 28% for amounts paid through December 31, 2012. Under current law, the backup withholding rate will increase to 31% for amounts paid after December 31, 2012.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following additional basic tax points:

•

A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•

A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an individual retirement account, special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay its distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by the Fund under the Plan.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

866.PRO.5125    866.776.5125

ProShares.com

You can find additional information about the Fund in its current Statement of Additional Information (“SAI”), dated October 1, 2012, as may be amended from time to time, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI is available, free of charge, online at ProShares.com. You may also receive a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about ProShares, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

© 2012 ProShare Advisors LLC. All rights reserved.	DEC(2)12